Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Marlin Business Services Corp.

300 Fellowship Drive

Mount Laurel, New Jersey 08054

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Marlin Business Services Corp. (the “Company”) and J.P. Morgan Securities LLC (the “Other Specified Party” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of equipment lease contracts in conjunction with the proposed offering of Marlin Receivables 2018-1 LLC, Asset-Backed Notes.

The Company is responsible for the information provided to us, including the information set forth in the Sample Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On June 19, 2018, representatives of the Company provided us with an equipment contract listing with respect to 26,830 equipment lease contracts (the “Equipment Lease Contract Listing”). At your instruction, we randomly selected 120 equipment lease contracts from the Equipment Lease Contract Listing (the “Sample Contracts”).

Further, on June 26, 2018 representatives of the Company provided us with a computer-generated equipment lease contract data file and related record layout containing data, as represented to us by the Company, as of the close of business May 31, 2018, with respect to each of the Sample Contracts (the “Sample Data File”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Contracts relating to the equipment lease contract characteristics (the “Characteristics”) set forth on the Sample Data File and indicated below.

Characteristics

1. Lease number (for informational purposes only)

2. Commencement date

3. Equipment cost*

4. Residual value*

5. Original contract term (months)

6. Final payment date (month and year)

7. Contract payment amount

8. Payment frequency 9. Equipment type 10. Geographic location 11. Security deposit 12. Interest rate 13. Contract balance remaining
* Exclusive of upfront taxes, as applicable.

We compared Characteristics 2. through 11. to the corresponding information set forth on or derived from the respective Contract Agreement, Master Lease Agreement, Basic Lease or Loan Agreements, Purchase and Sale Agreement, Booking Sheet, Revised Booking Sheet, Vendor Invoices or Delivery and Acceptance Certificate (collectively, the “Contract Agreement”).

We compared Characteristics 12. and 13. to the corresponding information set forth on or derived from the Company’s “Leasing System.”

At your instruction, for purposes of such comparisons:

•	with respect to Characteristic 2., differences of 90 days or less are deemed to be “in agreement;”

•	with respect to Characteristics 3. and 4., differences of $1.00 or less are deemed to be “in agreement;” and

•	with respect to Characteristic 6., in the case where the final payment date was not indicated on the Contract Agreement, we ascertained the final payment date by adding (i) the original number of monthly payments to (ii) the first scheduled payment date (each as set forth on the Contract Agreement). Further, in those instances in which the final payment was paid in (a) “advance” (as set forth on the Contract Agreement), we subtracted one month from the result described herein and (b) “arrears” (as set forth on the Contract Agreement), we added one month from the result described herein. We compared the resulting value to the corresponding information set forth on the Sample Data File.

The equipment lease contract documents described above, including any information obtained from the indicated system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Equipment Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Equipment Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Equipment Documents. In addition, we make no representations as to whether the Equipment Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Sample Data File were found to be in agreement with the above mentioned Equipment Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the equipment lease contracts or underlying documentation underlying the Sample Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the equipment lease contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly

/s/ Deloitte & Touche LLP

July 6, 2018